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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

      [ ]   Preliminary proxy statement

      [ ]   Definitive proxy statement

      [ ] Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

      [x]   Definitive additional materials

      [ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              NYMEX HOLDINGS, INC.
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                (Name of Registrant as Specified in Its Charter)



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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      [x]   No fee required

      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total fee paid:

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)   Amount previously paid:

            (2)   Form, schedule or registration statement no.:

            (3)   Filing party:

            (4)   Date filed:
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I'VE BEEN WITH YOU FOR 30 YEARS. THIS IS MY HOME AWAY FROM HOME, AND I AM PROUD
TO SAY I AM A COMMODITY BROKER

THE REASON I NOW RUN FOR THE BOARD IS THAT MY FIRST PRIORITY OF LIFE, MY FAMILY, SPECIALLY OUR 4 DAUGHTERS AND MY BUSINESSES, INCLUDING MY TRADING HAVE MATURED AND NO LONGER REQUIRE MY FULL ATTENTION.

ALTHOUGH I AM IN THE CROSSROADS OF MY LIFE, I FIRST OFFER YOU, AND THIS BOARD MY MOST PRECIOUS POSSESSIONS, MY TIME AND MY COMMITMENT.

RUNNING FOR THE BOARD IS A TRUE TEST OF ONE'S CHARACTER. IT GIVES ME THE OPPORTUNITY TO REAFFIRM THE TRADITION THAT MY INDEPENDENCE, MY INTEGRITY AND MY VALUES WILL NEVER BE COMPROMISED. I CHOOSE NO SIDES; MY LOYALTY IS TO PROTECT OUR FAMILY OF MEMBERS.

I AM NOT HERE TO POINT FINGERS AT PAST FAILURES. WE CAN'T BUILD ON FAILURE; WE CAN ONLY BUILD ON SUCCESS. SO, WHAT'S OUR SUCCESS

           WE ARE AN: OPEN OUTCRY ENVIRONMENT

         - IT'S WHAT PAYS OUR BILLS
         - EMPLOYS OUR STAFF
         - KEEPS THE LIGHT ON IN YOUR HOUSE AND MINE
         - AND, REWARDS OUR MEMBERS, WHO HAVE STOOD THE TEST OF TIME, WITH THE FRUITS OF THEIR PATIENCE FROM MAINE TO FLORIDA, NEW YORK TO CALIFORNIA

                           THIS, IS OUR SACRED GROUND
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         - SO, A BALANCE SEEMS TO BE THE ACTION OF ORDER FOR A STRAIGHT STEADY
         COURSE... TO MEET THE GOAL OF CONTINUED SUCCESS AND PROSPERITY.

         - BALANCE, A WORD EVERYONE KNOWS, BUT FEW PRACTICE.

         - BALANCE HAS BEEN MY LIFES MODEL, MY BUSINESS MODEL

         - AND I WILL PRACTICE WHAT I PREACH TO WHOM EVER WILL LISTEN.

       OUR BAROMETER OF SUCCESS WILL BE MEASURED BY

         - THE VALUE OF OUR MEMBERSHIP
         - THE VALUE OF OUR LEASE
         - THE VALUE OF OUR FUTURE DIVIDEND

       AND LAST:
       SPEAKING TO OUR MEMBERSHIP ACROSS THIS GREAT NATION HAS BROUGHT INTERESTING AND SATISFYING CONVERSATION.

       TO MANY, THE WORD "EXIT STRATEGY" IS A TABOO, TO OTHERS, A MEANS TO AN
       END.

       HOWEVER, MY HEART TELLS ME A HUMAN NEED FOR A LEGACY TO PASS TO OUR CHILDREN, OUR FAMILY, AND FRIENDS, OUR TRADE IS TRULY MY DREAM.

       I HAVE BEEN AN AVID SUPPORTER OF OUR EXCHANGE, THROUGH ACTION, NOT JUST WORDS.

       REGARDLESS OF THE OUTCOME OF THIS VOTE, I REMAIN YOUR LOYAL SOLDIER!!!!!
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       THE ADVENT OF OUR ELECTRONIC AGE BRINGS NEW CHALLENGES WITH NEW
       OPPORTUNITIES

                        AND FOR US:      A NEW GOAL.

                                      I SEE
                          A SYNERGY OF BUSINESS MODELS

         - ONE---TO PROTECT, TO SUPPORT, TO ENHANCE AND TO COMPLIMENT NOT COMPETE WITH OUR CURRENT ENVIRONMENT
         - THE OTHER--TO CAPTURE THE OPPORTUNITY OF THE ELECTRONIC ARENA WITH IT'S POTENTIAL UNPRECEDENTED GROWTH, AND UNLIMITED REVENUE STREAMS.

       ALL, WHILE PROTECTING THE FRAGILE VALUE OF OUR INVESTMENT

       EITHER OF THESE BUSINESS MODELS ARE TO BE SKEWED AT THE BOARDS DIRECTION
       THROUGH:

         - MERGERS
         - ACQUISITIONS
         - JOINT VENTURES
         - NEW PRODUCTS
         - HARD DOLLARS

       THE TEMPTATION IS GREAT TO OVERREACT TO EITHER PLAN THROUGH FEAR OR GREED AND THE CONSEQUENCE TO THAT DECISION MAY HAVE A LONG TERM NEGATIVE EFFECT.